                                                                    Exhibit 10.3

                                COMMERCIAL LEASE

MADE this 31st day of May, 1995, by and between SIBRO Enterprises hereinafter called "LESSOR" and ServiceWare, Incorporated hereinafter called "TENANT."

1. DEMISE AND TERM: LESSOR, hereby leases to TENANT for the term of Ten Years, commencing on the 1st day of April, 1996, and ending on the 31st day of March, 2006, (the "TERM") the following described premises in its proposed condition:

Term:
     See Item #1 -- Addendum #1
     New three story office building located at the corner of Allegheny Avenue and Washington Avenue to be constructed. See Item #2 of Addendum #1 attached and hereby made a part of this Lease.

(the "PREMISES"). TENANT also has a nonexclusive license for the benefit of TENANT, its employees, agents and invitees for access to and from the leased premises through the building and over property of LESSOR appurtenant thereto, and to use those parts of the building designated by LESSOR for use by TENANTS including but not limited to toilet rooms, elevators and unrestricted parking areas, if any.

2. RENEWAL: TENANT, if not in default under this lease, may extend the Term of this lease by written notice to the LESSOR received no later than three months before the expiration of the previous Term, for an additional period of Five year(s) at the renewal Rent stated below, under the terms of this same lease.

3. RENT: The TENANT covenants to pay as Rent the total sum of One Million Nine Hundred Sixty-One Thousand Two Hundred Eighty Dollars ($1,961,280.00), payable in installments of See Item #3 -- Addendum #1 Dollars (See Item #3 Addendum #1) per month, in advance without demand on or before the first day of each month at the office of the LESSOR. In the event of renewal of this lease, Total rent for Five year(s) will be One Million One Hundred Ninety-One Thousand Seven Hundred Fifty Dollars ($1,191,750.00), payable in installments of Nineteen Thousand Eight Hundred Sixty Two and 50 Cents Dollars ($19,862.50) per month without demand in advance on or before the first day of each month.

     The TENANT shall pay all Rent when due and payable, without any setoff, deduction or prior demand therefor whatsoever. Any payment by TENANT or acceptance by LESSOR of a lesser amount than shall be due from TENANT to LESSOR shall be treated as payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against TENANT.

     The TENANT waives to the LESSOR the benefit of all laws now or hereafter in force, in this State or elsewhere exempting property from liability for rent or for debt, including but not limited to Act No. 20 approved April 6, 1951, entitled "The Landlord And Tenant Act of 1951."

4. LATE CHARGES: Any provision of this lease to the contrary notwithstanding, TENANT shall pay a late charge in the amount of Five percent (5%) of the outstanding delinquent balance for any payment of Rent or Additional Rent not made within ten (10) days after the due date thereof to cover the extra expense involved in handling late payments. This charge is in addition to any other rights or remedies of the LESSOR.

5. ADDITIONAL RENT: TENANT shall pay as additional rental for the PREMISES, all gas and electricity used thereon, all garbage collection charges, all sanitary sewer charges or assessments, and all water rents assessed on the premises whether by meter rate or flat rate as due. On failure of TENANT to pay the same when due, LESSOR shall enforce payment thereof in the same manner as rent in arrears. *See Item #4 -- Addendum #1

6. CONDITION OF PREMISES; USE OF PREMISES: The TENANT hereby agrees to maintain and keep the PREMISES during the term of this lease in good repair, including but not limited to water pipes, their connection and all plumbing fixtures. The TENANT also agrees to keep the PREMISES, including the common areas of the building, property of the LESSOR appurtenant thereto, and sidewalks free of rubbish, and in such condition as the Board of Health may require. TENANT further agrees to keep all sidewalks free from snow and ice.

     All repairs, except those specific repairs set forth below which are the responsibility of the LESSOR, shall be made by the TENANT at its own expense. If the LESSOR pays for the same or any part thereof, it will be Additional Rent payable forthwith.

     TENANT further agrees not to make any alterations or improvements to the PREMISES without the consent of LESSOR, or to remove any additions or improvements whether made by the LESSOR or TENANT, nor to post bills or erect billboards or signs, without the written consent of the LESSOR, under penalty of instant forfeiture of this lease and the terms hereof.

     The TENANT covenants to use the PREMISES only for OFFICE and to surrender the same in as good order as they now are, reasonable wear and tear and accidents by fire alone excepted.

     The LESSOR shall be responsible for making only the following repairs:

     (1) See Item #5 - Addendum #1

     (2) structural repairs to exterior walls, structural columns and structural floors which collectively enclose the PREMISES (excluding, however, storefronts) and the roof over the PREMISES: provided TENANT shall give LESSOR notice of the necessity for such repairs and that such repairs did not arise from nor were they caused by the negligence or willful acts of TENANT, its agents, concessionaires, officers, employees, licensees, invitees, or contractors.

     7. ASSIGNMENTS AND SUB-LETTING: The TENANT hereby agrees not to assign this lease voluntarily or involuntarily, nor to sub-let the premises or any part thereof, without the written consent of the LESSOR, under penalty of instant forfeiture of this lease. See Item #6 - Addendum #1

     8. COMPLIANCE WITH PUBLIC LAWS: The TENANT further agrees to perform, fully obey and comply with all ordinances, rules, regulations and laws of all public authorities, boards and officers relating to said premises, or any part thereof, for any purpose or use in violation of any law, statute or ordinance, whether federal, state or municipal, during the term of said lease or any renewal thereof.

     9. TERMINATION; VACATING THE PREMISES: This lease shall terminate at the end of the Term or any renewal thereof without the necessity of any notice from either LESSOR or TENANT to terminate the same, and TENANT hereby expressly waives all right to any notice which may be required under any laws now or hereafter enacted and in force in Pennsylvania, including The Landlord And Tenant Act of 1951, Act of April 6, 1951, as amended. TENANT covenants and agrees to give up quiet and peaceful possession without further notice from said Lessor or agent.

     10. SECURITY DEPOSIT: The Tenant contemporaneously with the first Rent installment, agrees to deposit with the LESSOR ONE HUNDRED THOUSAND DOLLARS ($100,000) which sum shall be held by the Lessor, without liability for interest, as security for the full faith and performance by Tenant of all of the terms, covenants and conditions of this lease by said Tenant to be kept and performed during the Term or any renewal thereof. See Item #15 - Addendum #1

     If Rent becomes overdue and is unpaid, or any other sum payable by the TENANT to the LESSOR shall be overdue and unpaid, then the LESSOR may at its discretion, appropriate and apply any portion of the deposit to the payment of such sum. It is also within the LESSOR'S discretion to use such deposit to compensate for loss or damage suffered or sustained by LESSOR due to a failure of the TENANT to keep and perform any of the other terms, covenants and conditions of this lease. Should the entire deposit, or any portion thereof, be applied to LESSOR for the above stated purposes, then TENANT shall remit a sufficient amount in cash to restore said security to the original sum deposited. Failure to do so within 10 days of the LESSOR'S written demand will result in breach.

     Should TENANT comply with all of the terms of this lease, the deposit will be returned to TENANT in full within 30 days of the expiration of the term.

     11. DISTRAINT: As additional security, TENANT acknowledges the LESSOR'S right to distrain, hold and sell with due legal notice all property on or to be brought on the premises in order to satisfy unpaid Rent, expenses, and Additional Rent. Any attempt by TENANT to remove said property while rents remain overdue will be deemed fraudulent and will result in the acceleration of rent, thereby causing all rent for the entire term to become due and payable. All goods so removed may be followed for 30 days and seized for the collection of unpaid amounts. See Item #8 - Addendum #1

     12. DEFAULT; BREACH: It is further agreed that if the said TENANT shall default in the payment of any installment of Rent or Additional Rent; or shall remove or attempt to remove or express or declare an intention to remove any of the goods and chattels from the premises, or should an execution be issued against the TENANT, bankruptcy proceeding be begun by or against said TENANT, or an assignment be made by TENANT for the benefit of creditors, or a receiver appointed for TENANT, then and in such case the entire Rent for the balance of the said Term shall become immediately due and payable. In case of such assignment, bankruptcy proceedings, appointment of a receiver, or of a sale on legal process of TENANT'S goods, LESSOR shall have the right to demand and receive the Rent for the balance of the Term, or renewal term which shall be first paid out of the proceeds of such assignment, bankruptcy or receiver's proceedings or sale on legal process, any law, usage or custom to the contrary notwithstanding. See Item #9 - Addendum #1

15. LESSOR NOT LIABLE FOR INJURY OR DAMAGE TO PERSONS OR PROPERTY: The LESSOR shall not be liable for any injury or damage to any person or to any property at any time on said PREMISES or building from any cause whatever that may at any time exist from the use or condition of the PREMISES or building from any cause, during the Term or any renewal thereof. See Item #12 Addendum #1

16. INCREASED TAXES: In the event the taxes, including those imposed by any municipality, County, or School District, levied and assessed against the real estate of which the PREMISES are a part are increased beyond that imposed for the year 1996, whether occasioned by an increase in millage or an increase in assessment or otherwise, the TENANT shall pay as Additional Rent its proportionate share of the increased taxes during the Term of this lease or any renewal thereof.

17. EXCLUSIVITY OF LESSOR'S REMEDIES: The receipt of rent after default, or after judgment or after execution, shall not deprive the LESSOR of other actions against the Tenant for possession or for rent or for damages, and all such remedies are non-exclusive and can be exercised concurrently or separately as LESSOR desires. The LESSOR may use the remedies herein given or those prescribed by law, or both, and the LESSOR or Agent may enter at will to inspect the premises, to take or send persons on said property, seeking to rent or purchase, make repairs or improvements and post notices of "To Let" and "For Sale."

18. SUCCESSORS AND ASSIGNS: All rights and liabilities herein given to or imposed upon either of the parties hereto, shall extend to the heirs, executors, administrators, successors and assigns of such party.

19. CONDEMNATION CLAUSE: In the event that all or part of the PREMISES is taken by eminent domain or conveyed in lieu thereof, if the leased PREMISES cannot reasonably be used by TENANT for their intended purpose, then this lease will terminate effective as of the date that the condemning authority shall take possession of the same.

20. TENANT'S WAIVER OF DAMAGES AND EXCEPTIONS: TENANT hereby wives all claims against LESSOR by reason of a taking of the PREMISES and assigns to LESSOR any rights and damages to which TENANT might otherwise be entitled for condemnation of the leasehold estate created by this lease; except that TENANT shall be entitled to make any claim against the condemning authority for relocation damages, damages for tenant improvements and any other payments lawfully due tenants as such, without diminution of the sums due LESSOR.

21. FIRE CLAUSE: The TENANT hereby agrees to notify LESSOR of any damages to the leased PREMISES by fire or other hazard and also of any dangerous or hazardous condition within the leased PREMISES immediately upon the occurrence of such fire or other hazard or discovery of such condition.

     Upon occurrence of a fire, repairs shall be made by LESSOR as soon as reasonably may be done unless the costs of repairing the PREMISES exceed 25% of the replacement cost of the building in which case the LESSOR may, at its option, terminate this lease by giving TENANT written notice of termination with forty-five (45) days of the date of the occurrence.

     If the LESSOR does not terminate this Lease pursuant to the paragraph above, then LESSOR has forty-five (45) days after the date of occurrence to give written notice to TENANT setting forth its unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and the LESSOR'S best good faith estimate of the date of completion of the same.

     If the LESSOR fails to give such notice, or if the date of completion is more than 90 days after the date of occurrence, then the TENANT may, at its option, terminate this lease and the LESSOR will be obliged to refund to the TENANT any rent allocable to the period subsequent to the date of the fire.

22. WAIVER OF NONPERFORMANCE: Failure of the LESSOR to exercise any of its rights under this lease upon nonperformance by the TENANT of any condition, covenant or provision herein contained shall not be considered a waiver thereof, nor shall any waiver of nonperformance of any such condition, covenant or provision by the LESSOR be construed as a waiver of the rights of the LESSOR as to any subsequent defective performance or nonperformance hereunder.

23. PAROL EVIDENCE CLAUSE: This instrument constitutes the final, fully integrated expression of the agreement between the LESSOR and the TENANT. As such, it cannot be modified or amended in any way except in writing signed by the LESSOR and TENANT.

24. SUBORDINATION. This lease is subordinate to the lien of all present or future mortgages which affect the leased PREMISES and to all renewals, modifications, replacements and extensions thereof. This clause shall be self-operative, but in any event TENANT hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that LESSOR may request in furtherance hereof; provided, however, that in the event of foreclosure of any such mortgage or modification TENANT shall attorn to the purchaser in foreclosure or who shall be named in any deed in lieu of foreclosure and shall recognize such purchaser as the LESSOR under this lease; and provided, further, that so long as TENANT is not in default hereunder, this lease shall remain in full force and effect.

25. SEVERABILITY CLAUSE. If any term, covenant, condition, or provision of this lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

26. PENNSYLVANIA LAW TO APPLY. This lease shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania.

      In Witness Whereof, the undersigned LESSOR and TENANT hereto execute this lease as of the day and date first above written.

WITNESS/ATTEST


[sig]                                 SIBRO ENTERPRISES (LESSOR)
-------------------------------       -----------------

                                      By  [sig]
-------------------------------          ----------------------------

                                      Title [illegible]
                                            -------------------------

[sig]                                  Jeff Pepper for  (LESSEE)
-------------------------------       -----------------

                                      SERVICEWARE, INC. (LESSEE)
-------------------------------       -----------------

                                      By  Jeff Pepper
-------------------------------          ----------------------------

                                      Title  President/CEO
                                            -------------------------


      LEASE

      From

       To

Rent $      per

Payable

Expires

Assigns to

Renewed to

Renewed to

Renewed to

=======================



---------------------------------------------
P. O NALY CO. 427 FOURTH AVE., PGH., PA 15219

May 31, 1995

ServiceWare, Inc.
Lease

                                  ADDENDUM #1

Item #1   -    SIBRO intends to complete construction of Phase I Building by
               April 1, 1996, however, acknowledges ServiceWare's desire to occupy as soon as possible and will put forth every effort to complete Phase I Building by December 31, 1995. In turn,
               ServiceWare agrees that the commencement date of the "Lease" will begin within 30 days of notification that space is ready for occupancy.

Item #2   -    SIBRO Enterprises ("SIBRO") will construct a three story office building located at the corner of Allegheny Avenue and Washington
               Avenue substantially in accord with the portion of the attached diagram (Exhibit "A") labeled Phase I (the Phase I Building). The
               Phase I Building will have a total gross area of approximately
               19,000 square feet (three floors of approximately 6,480 square feet per floor).

               ServiceWare, Inc. ("ServiceWare") will lease the entire building exclusive of approximately 2,400 square feet of the first floor reserved for a restaurant to be located in the north end of the building and adjacent space of 1980 square feet as shown on Exhibit "A".

               ServiceWare may elect to lease the approximate 4080 square feet of commercial space on first floor of Phase I Building adjacent to the lobby for a period of ninety (90) days from the date of the execution of the Lease at $13.00 per square foot.

Item #3   -    Rent for leased space in Phase I Building shall be as follows:
               (Based on gross area of 18.620 S.F.)


                                                  ANNUAL     MONTHLY    SF/GA
                                                  ------     -------    -----

               1. 4/1/96     Through 3/31/98     177,060    14,755.00   13.00
               2. 4/1/98     Through 3/31/001    183,870    15,322.50   13.50
               3. 4/1/2001   Through 3/31/006    211,110    17,592.50   13.50
               4. 4/1/2006   Through 3/31/011    238,350    19,862.50   17.50

               (Item #4 is in reference to Tenant's 5 year option)

               Base Building Standards Schedule and Specifications shall meet with the approval of ServiceWare. See Exhibit "B" attached.

Item #4  -     Section 5 - Lessor agrees to provide separate meters for gas, water and electricity for each Tenant (exclusive of any approved sub-tenant of ServiceWare).

Item #5  -     Section 6 Para. 1 - Lessor shall be responsible for the
               replacement of carpeting, plumbing, heating, ventilating and air conditioning equipment servicing the premises if and to the extent installed by the Lessor, and replacement is caused by normal wear and tear and not caused by the negligence or willfull acts of the Tenant, its Agents, Consessionaires, Officers, Employees, Licensees, Invitees or Contractors.

Item #6  -     Section 7 - Lessor Agrees that consent to assign or sub-let the premises shall not be unreasonably withheld.

Item #7  -     Section 10 - Lessor agrees that intent of this Section excludes normal wear and tear relative to this section only.

Item #8  -     Section 11 - Relative to this section only Lessor and Tenant mutually agree that "entire term" be limited to the remaining term of the Lease or five (5) years (whichever is less, and that Lessor may follow all goods removed for a period of ninety (90) days in lieu or thirty (30) days as stated.

Item #9  -     Section 12 - Relative to this section only, Lessor and Tenant mutually agree that a grace period of thirty (30) days shall be granted by the Lessor to the Tenant relative to only payment of any installment of rent or additional rent due. All other conditions of this paragraph shall remain in effect.

Item #10  -    Section 13 - DELETED

Item #11  -    Section 14 - DELETED

Item #12  -    Add "except for the Lessors gross negligence or willfull
               misconduct".

Item #13 - Lessor agrees to permit Tenant to run computer network cable at
           Tenants expense. Lessor further agrees to furnish approximately sixty
           (60) receptacles that will accomodate the cable and provide adequate space in wiring raceways to receive the cable. Tenant agrees to furnish necessary information to Lessor on a timely basis in order TO NOT cause delays in construction.

Item #14 - Lessor and Tenant mutually agree and understand that rents as stated
           in Item #3 of Addendum #1 are based on Base Building Standards (Exhibit "B") and if Tenant for any reason elects to upgrade these standards it shall be done at Tenant's expense. It is also agreed and understood that Tenant shall make decisions on any upgrades in and expeditious manner in order TO NOT cause delays in design and or construction.

Item #15 - As a form of guaranteeing the Lease, Tenant shall provide the following to the Lessor:

           1) ServiceWare, within 30 days of the signing of the Lease, agrees to deposit with SIBRO One Hundred Thousand Dollars ($100,000.00) which sum shall be held by SIBRO (without liability for interest) for a period of one year from date of occupancy of building by ServiceWare. The security deposit will be reduced to Fifty Thousand Dollars ($50,000.00) on the first year anniversary date of occupancy and shall be held by SIBRO (without liability for interest) for the balance of the term of the Lease.

           2a) ServiceWare, at the signing of the Lease, agrees to provide SIBRO with 10,000 stock options for ServiceWare's common stock at the option price of $1.42. Options shall be exercisable for a period of five (5) years.

           2b) As an additional incentive to SIBRO to expedite the occupancy date of the building ServiceWare agrees to offer SIBRO additional stock options at $1.42 in accordance with the following:

                1) Additional 10,000 options if occupancy is available within seven (7) months of signing of the Lease and receipt of $100,000.00 security deposit.

                2) Additional 5,000 options if occupancy is available within nine (9) months of signing of the Lease and receipt of $100,000.00 security deposit.

            3. ServiceWare also agrees to fully cooperate with SIBRO with the procurement of a Payment Bond. Such cooperation shall include but not limited to furnishing ServiceWare's current financial information as may be required by the Bonding Company. Cost of such Payment Bond shall be at SIBRO's expense.

Item #16a - All repairs and maintenance, shall be made by ServiceWare at its own expense except the following:

            1) Structural repairs to exterior walls
            2) Structural repairs to structural columns
            3) Structural repairs to structural floors
            4) Repairs to roof

Item #16b - SIBRO agrees to assist ServiceWare in the coordination of all maintenance and repairs as may be required. SIBRO's assistance shall include recommendation of various maintenance contractors, soliciting of bids, review and awarding of such bids, etc. ServiceWare shall make all final decisions regarding the awarding of such bids, etc.

Item #17  - If fire or casualty render the premises untentable through no fault of the tenant, there shall be a pro-rata reduction in the rent for the time the premises (or part thereof) is untentable.

Item #18a - ServiceWare will have first option to lease any and all future Phase
            II and Phase III space as indicated on Exhibit "A". Rents per Square Foot for Phase II and Phase III shall not exceed an escalation figure of six percent (6%) per year over rents as established in Item #3 of this Addendum.

Item #18b - SIBRO agrees to construct Phase II Building on a timely basis based on the following conditions:

            1) Lease for Phase I is in full effect and ServiceWare is in good standing with the terms and conditions of Phase I Lease.

            2) ServiceWare occupies all available space in Phase I Building.

            3) ServiceWare's written commitment to leasing a minimum of 9000 square feet of second and third floors of Phase II Building as evidenced by an executed Lease that is mutually agreeable to both parties.

Item #18c - SIBRO agrees to construct Phase III Building on a timely basis based on the following conditions:

            1) Lease for Phase I and Phase II are in full effect and
               ServiceWare is in good standing with the terms and conditions of Phase I and Phase II Leases.

            2) ServiceWare occupies all available space in Phase I and Phase II
               Buildings.

            3) ServiceWare's written commitment to leasing a minimum of sixty-seven percent (67%) of available footage of Phase III Building as evidenced by an executed Lease that is mutually agreeable to both parties.

Item #19  - ServiceWare agrees to lease office space they presently occupy in
            Allegheny Plaza I at the rental rate as set forth in ServiceWare's present lease until such time Phase I Building is available for occupancy at which time ServiceWare will be released from their lease at Allegheny Plaza I at no cost to ServiceWare. It is further agreed and understood that ServiceWare will have first option at any additional space that may become available in Allegheny Plaza I for $12.00 per square foot. ServiceWare agrees to notify Landlord of their decision to exercise their option within seven days of being notified of upcoming available space.

Item #20  - SIBRO agrees to furnish ServiceWare with one parking space per 250 square feet of net useable leased space for Phases I and II.

Item #21 -  ServiceWare shall furnish a Corporate Resolution to SIBRO empowering their President, Mr. Jeff Pepper, to enter into a long term lease.

Item #22a -- Construction of Phase I Building will begin within three (3) days of executed lease and approved Architectural Drawings.

Item #23  -- ServiceWare shall be afforded the opportunity to review preliminary architectural designs and SIBRO agrees to fairly consider ServiceWares input as long as such consideration are reasonable and do not cause financial impact on the cost of the building or delays in the completion date.

Item #24  -- SIBRO agrees that if ServiceWare does not take entire space on second or third floor of Phase II and additional tenants (other than approved sublets or assigns of ServiceWare) occupy a portion of the space, that the rent for the common areas as well as all utilities shall be pro-rated for such tenants directly proportionate to the square footage leased.

             Tenants on first floor shall be excluded from such pro-ration if they have independent facilities (toilets, etc.) and are separately metered.

SIGNED:                                 ACCEPTED:

/s/ Vincent J. Siciliano                /s/ Jeff Pepper
------------------------------------    ----------------------------------------
Vincent J. Siciliano                    Jeff Pepper
Partner, SIBRO Enterprises              President, ServiceWare, Inc.

             6/3/95                                     6/3/95
------------------------------------    ----------------------------------------
Date                                    Date


                                        CORPORATE SEAL

                                   EXHIBIT A


                                  [FLOOR PLAN]

                                  EXHIBIT "B"

Lessor's Work:  The Building Standard interior finishes shall be provided by the
                Lessor as follows:

Unit Allowances:

1)   Partitions - Interior Partition - 40 L.F. per 1000 S.F.
                                       of useable space
                  Demising Partition - As required

2)   Corridor - Suite Entrance Door  - 1 Per Floor

3)   Interior Doors                  - 1 Per 25 L.F. of interior
                                       partition

4)   Carpet                          - All Floors

5)   Acoustical Tile Ceiling         - All Ceilings

6)   Flourescent Light Fixture       - 12 per 1000 S.F. of
                                       useable space

7)   Wall Light Switch               - 4 per 1000 S.F. of
                                       useable space

8)   Wall Duplex Electrical Outlet   - 7 per 1000 S.F. of
                                       useable space

9)   Air Conditioning Zone           - Building Standards

NOTES:

1)   Partitions          Ceiling height drywall system painted in Building
                         Standard colors.

2)   Doors               Prefinished solid core 3'-0" x 6'-8"

3)   Door Hardware       a) Interior - Building Standard latch sets
                         b) Corridor - Building Standard with one lock set,
                                       exposed closure and two sets of keys.

4)   Ceilings            Suspended acoustical tile 2' x 4' grid lay in type.

5)   Floors              Loading - 70 PSF (including partitions) live load

6)   Floor Covering      Building Standard carpet in all areas.
                         (22 ounce 15 yr. warranty).

                                  EXHIBIT "B"

7)    Lighting          Furnish and install Building Standard 2' x 4' recessed
                        troffer fixtures with parabolic lenses.

8)    Electric          Furnish and install duplex electric receptacles.
                        Dedicated and special lines at tenants expense.

9)    Telephone         Tenant to furnish and install.

10)   Electric Service  The service capacity of electricity at electric closets shall be 1.25 watts average per square foot.

11)   H.V.A.C.          For normal office useage, furnish and install the
                        complete heating, ventilating and air conditioning system.

                        a) Design Criteria - Roof U-Valve .08
                                             Wall U-Valve .20

                        b) Design Temperatures:
                              1) Outside Winter Temp. @  0 Degrees:
                                                        75 Degrees

                              2) Outside Summer Temp. @ 75/55 Degrees:
                                                        91/73 Degrees

Additional work shall be at tenants expense.

1) Lightning Protection - To be determined (negotiable).

2) Operable Windows     - Additional cost over fixed to be determined
                          (negotiable).



APPROVAL

/s/  JEFF PEPPER
---------------------------------
ServiceWare, Inc.

May 31, 1995

                                  ADDENDUM #2

Item #1 If Phase I Building is not ready for occupancy within thirteen (13) months after signing of Lease and receipt of $100,000.00 security deposit through the gross negligence of SIBRO, SIBRO agrees to reimburse ServiceWare any rents paid on ServiceWare's then existing facilities until such time Phase I Building is ready for occupancy.

Item #2 After the seventh anniversary date of Phase I Lease, ServiceWare may elect to terminate the Lease for Phase I based on the following conditions:

         a) Lease is in full effect and ServiceWare is in good standing with the terms and conditions of the Lease.

         b) One Hundred Eighty (180) days written notice of intent to terminate.

         c) Certified check in the amount equal to six months current rent made payable to SIBRO Enterprises to accompany written notice.


SIGNED:                                 ACCEPTED:


/s/ Vincent J. Siciliano                /s/ Jeff Pepper
----------------------------------      ----------------------------------
Vincent J. Siciliano                    Jeff Pepper
Partner, SIBRO Enterprises              President, ServiceWare, Inc.


              6/3/95                                  6/3/95
----------------------------------      ----------------------------------
Date                                    Date


                                        CORPORATE SEAL

May 31, 1995

ServiceWare, Inc.
Lease

                                  ADDENDUM #1

Item #1   -    SIBRO intends to complete construction of Phase I Building by
               April 1, 1996, however, acknowledges ServiceWare's desire to occupy as soon as possible and will put forth every effort to complete Phase I Building by December 31, 1995. In turn,
               ServiceWare agrees that the commencement date of the "Lease" will begin within 30 days of notification that space is ready for occupancy.

Item #2   -    SIBRO Enterprises ("SIBRO") will construct a three story office building located at the corner of Allegheny Avenue and Washington
               Avenue substantially in accord with the portion of the attached diagram (Exhibit "A") labeled Phase I (the Phase I Building). The
               Phase I Building will have a total gross area of approximately
               18,000 square feet (three floors of approximately 6,000 square feet per floor).

               ServiceWare, Inc. ("ServiceWare") will lease the entire building exclusive of approximately 2,400 square feet of the first floor reserved for a restaurant to be located in the north end of the building and adjacent space of 1980 square feet as shown on Exhibit "A".

               ServiceWare may elect to lease the approximate 1980 square feet of commercial space on first floor of Phase I Building adjacent to the lobby for a period of ninety (90) days from the date of the execution of the Lease at $13.00 per square foot.

Item #3   -    Rent for leased space in Phase I Building shall be as follows:
               (Based on gross area of 13.620 S.F.)


                                                  ANNUAL     MONTHLY    SF/GA
                                                  ------     -------    -----

               1. 4/1/96     Through 3/31/98     177,060    14,755.00   13.00
               2. 4/1/98     Through 3/31/001    183,870    15,322.50   13.50
               3. 4/1/2001   Through 3/31/006    211,110    17,592.50   13.50
               4. 4/1/2006   Through 3/31/011    238,350    19,862.50   17.50

               (Item #4 is in reference to Tenant's 5 year option)

            Base Building Standards Schedule and Specifications shall meet with the approval of ServiceWare. See Exhibit "B" attached.

Item #4  -- Section 5 -- Lessor agrees to provide separate meters for gas, water and electricity for each Tenant (exclusive of any approved sub-tenant of ServiceWare).

Item #5  -- Section 6 Para. 1 -- Lessor shall be responsible for the replacement of carpeting, plumbing, heating, ventilating and air conditioning equipment servicing the premises if and to the extent installed by the Lessor, and replacement is caused by normal wear and tear and not caused by the negligence or willfull acts of the Tenant, its Agents, Consessionaires, Officers, Employees, Licensees, Invitees or Contractors.

Item #6  -- Section 7 -- Lessor agrees that consent to assign or sub-let the premises shall not be unreasonably withheld.

Item #7  -- Section 10 -- Lessor agrees that intent of this Section excludes normal wear and tear relative to this section only.

Item #8  -- Section 11 -- Relative to this section only Lessor and Tenant mutually agree that "entire term" be limited to the remaining term of the Lease or five (5) years (whichever is less) and that Lessor may follow all goods removed for a period of ninety (90) days in lieu of thirty (30) days as stated.

Item #9  -- Section 12 -- Relative to this section only, Lessor and Tenant mutually agree that a grace period of thirty (30) days shall be granted by the Lessor to the Tenant relative to only payment of any installment of rent or additional rent due. All other conditions of this paragraph shall remain in effect.

Item #10 -- Section 13 -- DELETED

Item #11 -- Section 14 -- DELETED

Item #12 -- Add "except for the Lessors gross negligence or willfull misconduct".

Item #13 - Lessor agrees to permit Tenant to run computer network cable at
           Tenants expense. Lessor further agrees to furnish approximately sixty (60) receptacles that will accommodate the cable and provide adequate space in wiring raceways to receive the cable. Tenant agrees to furnish necessary information to Lessor on a timely basis in order TO NOT cause delays in construction.

Item #14 - Lessor and Tenant mutually agree and understand that rents as stated
           in Item #3 of Addendum #1 are based on Base Building Standards (Exhibit "B") and if Tenant for any reason elects to upgrade these standards it shall be done at Tenant's expense. It is also agreed and understood that Tenant shall make decisions on any upgrades in and expeditious manner in order TO NOT cause delays in design and or construction.

Item #15 - As a form of guaranteeing the Lease, Tenant shall provide the following to the Lessor:

           1) ServiceWare, within 30 days of the signing of the Lease, agrees to deposit with SIBRO One Hundred Thousand Dollars ($100,000.00) which sum shall be held by SIBRO (without liability for interest) for a period of one year from date of occupancy of building by ServiceWare. The security deposit will be reduced to Fifty Thousand Dollars ($50,000.00) on the first year anniversary date of occupancy and shall be held by SIBRO (without liability for interest) for the balance of the term of the Lease.

           2a) ServiceWare, at the signing of the Lease, agrees to provide SIBRO with 10,000 stock options for ServiceWare's common stock at the option price of $1.42. Options shall be exercisable for a period of five (5) years.

           2b) As an additional incentive to SIBRO to expedite the occupancy date of the building, ServiceWare agrees to offer SIBRO additional stock options at $1.42 in accordance with the following:

               i) Additional 10,000 options if occupancy is available within seven (7) months of signing of the Lease and receipt of $100,000.00 security deposit.

               2) Additional 5,000 options if occupancy is available within nine (9) months of signing of the Lease and receipt of $100,000.00 security deposit.

          3. ServiceWare also agrees to fully cooperate with SIBRO with the procurement of a Payment Bond. Such cooperation shall include but not limited to furnishing ServiceWare's current financial information as may be required by the Bonding Company. Cost of such Payment Bond shall be at SIBRO's expense.

Item #16a -    All repairs and maintenance, shall be made by ServiceWare at its own expense except the following:

               1) Structural repairs to exterior walls

               2) Structural repairs to structural columns

               3) Structural repairs to structural floors

               4) Repairs to roof

Item #16b -    SIBRO agrees to assist ServiceWare in the coordination of all maintenance and repairs as may be required. SIBRO's assistance shall include recommendation of various maintenance contractors, soliciting of bids, review and awarding of such bids, etc.
               ServiceWare shall make all final decisions regarding the awarding of such bids, etc.

Item #17 -     If fire or casualty render the premises untentable through no fault of the tenant, there shall be a pro-rata reduction in the rent for the time the premises (or part thereof) is untentable.

Item #18a -    ServiceWare will have first option to lease any and all future
               Phase II and Phase III space as indicated on Exhibit "A". Rents per Square Foot for Phase II and Phase III shall not exceed an escalation figure of six percent (6%) per year over rents as established in Item #3 of this Addendum.

Item #18b -    SIBRO agrees to construct Phase II Building on a timely basis based on the following conditions:

               1) Lease for Phase I is in full effect and ServiceWare is in good standing with the terms and conditions of Phase I Lease.

               2)   ServiceWare occupies all available space in Phase I
                    Building.

               3) ServiceWare's written commitment to leasing a minium of 9000 square feet of second and third floors of Phase II Building as evidenced by an executed Lease that is mutually agreeable to both parties.

Item #18c -    SIBRO agrees to construct Phase III Building on a timely basis based on the following conditions:

               1) Lease for Phase I and Phase II are in full effect and ServiceWare is in good standing with the terms and conditions of Phase I and Phase II Leases.

               2) ServiceWare occupies all available space in Phase I and Phase II Buildings.

               3) ServiceWare's written commitment to leasing a minimum of sixty-seven percent (67%) of available footage of Phase III Building as evidenced by an executed Lease that is mutually agreeable to both parties.

Item #19 -     ServiceWare agrees to lease office space they presently occupy in
               Allegheny Plaza I at the rental rate as set forth in ServiceWare's present lease until such time Phase I Building is available for occupancy at which time ServiceWare will be released from their lease at Allegheny Plaza I at no cost to ServiceWare. It is further agreed and understood that ServiceWare will have first option at any additional space that may become available in Allegheny Plaza I for $12.00 per square foot.
               ServiceWare agrees to notify Landlord of their decision to exercise their option within seven days of being notified of upcoming available space.

Item #20 -     SIBRO agrees to furnish ServiceWare with one parking space per
               250 square feet of net useable leased space for Phases I and II.

Item #21 -     ServiceWare shall furnish a Corporate Resolution to SIBRO
               empowering their President, Mr. Jeff Pepper, to enter into a long term lease.

Item #22a  - Construction of Phase 1 Building will begin within three (3) days of executed lease and approved Architectural Drawings.

Item #23   - ServiceWare shall be afforded the opportunity to review preliminary architectural designs and SIBRO agrees to fairly consider ServiceWares input as long as such considerations are reasonable and do not cause financial impact on the cost of the building or delays in the completion date.

Item #24   - SIBRO agrees that if ServiceWare does not take entire space on second or third floor of Phase II and additional tenants (other than approved sublets or assigns of ServiceWare) occupy a portion of the space, that the rent for the common areas as well as all utilities shall be pro-rated for such tenants directly proportionate to the square footage leased.

             Tenants on first floor shall be excluded form such pro-ration if they have independent facilities (toilets, etc.) and are separately metered.

SIGNED:                                   ACCEPTED:

/s/ Vincent J. Siciliano                  /s/ Jeff Pepper
--------------------------------          -------------------------------
Vincent J. Siciliano                      Jeff Pepper
Partner, SIBRO Enterprises                President, ServiceWare, Inc.


6/3/95                                    6/3/95
--------------------------------          --------------------------------
Date                                      Date

                                          CORPORATE SEAL

                                   EXHIBIT A


                                  [FLOOR PLAN]

                                  EXHIBIT "B"

Lessor's Work:    The Building Standard interior finishes shall be provided by the Lessor as follows:

Unit Allowances:

1)  Partitions - Interior Partition - 40 L.F. per 100 S.F. of useable space
                 Demising Partition - As required

2)  Corridor - Suite Entrance Door  - 1 Per Floor

3)  Interior Doors                  - 1 Per 25 L.F. of interior partition

4)  Carpet                          - All Floors

5)  Acoustical Tile Ceiling         - All Ceilings

6)  Flourescent Light Fixture       - 12 per 1000 S.F. of usable space

7)  Wall Light Switch               - 4 per 1000 S.F. of usable space

8)  Wall Duplex Electrical Outlet   - 7 per 1000 S.F. of useable space

9)  Air Conditioning Zone           - Building Standards

NOTES:

1)  Partitions          Ceiling height drywall system painted in Building
                        Standard colors.

2)  Doors               Prefinished solid core 3'-0"  x 6'-8"

3)  Door Hardware       a) Interior - Building Standard latch sets
                        b) Corridor - Building Standard with one lock set, exposed closure and two sets of keys.

4)  Ceilings            Suspended acoustical tile 2' x 4' grid lay in type.

5)  Floors              Loading - 70 PSF (including partitions) live load

6)  Floor Covering      Building Standard carpet in all areas. (22 ounce 15 yr.
                        warranty).

                                  EXHIBIT "B"

7)  Lighting            Furnish and install Building Standard 2' X 4' recessed
                        troffer fixtures with parabolic lenses.

8)  Electric            Furnish and install duplex electric receptacles.
                        Dedicated and special lines at tenants expense.

9)  Telephone           Tenant to furnish and install.

10) Electrical Service  The service capacity of electricity at electric closets shall be 1.25 watts average per square foot.

11) H.V.A.C.            For normal office useage, furnish and install the
                        complete heating, ventilating and air conditioning system.

                        a) Design Criteria - Roof U-Valve .08
                                             Wall U-Valve .20

                        b) Design Temperatures:
                           1) Outside Winter Temp. @  0 Degrees:
                                                     75 Degrees

                           2) Outside Summer Temp. @ 75/55 Degrees:
                                                     91/73 Degrees

Additional work shall be at tenants expense.

1) Lightning Protection - To be determined (negotiable).

2) Operable Windows     - Additional cost over fixed to be determined
                          (negotiable).

APPROVAL

/s/ Jeff Pepper
----------------------
ServiceWare, Inc.

May 31, 1995

                                  ADDENDUM #2

Item #1 If Phase I Building is not ready for occupancy within thirteen (13) months after signing of Lease and receipt of $100,000.00 security deposit through the gross negligence of SIBRO, SIBRO agrees to reimburse ServiceWare any rents paid on ServiceWare's then existing facility until such time Phase I Building is ready for occupancy.

Item #2 After the seventh anniversary date of Phase I Lease, ServiceWare may elect to terminate the Lease for Phase I based on the following conditions:

          a) Lease is in full effect and ServiceWare is in good standing with the terms and conditions of the Lease.

          b) One Hundred Eighty (180) days written notice of intent to terminate.

          c) Certified check in the amount equal to six months current rent made payable to SIBRO Enterprises to accompany written notice.


SIGNED:                                      ACCEPTED:

/s/ Vincent  J. Siciliano                    /s/ Jeff Pepper
________________________________             ____________________________
Vincent J. Siciliano                         Jeff Pepper
Partner, SIBRO Enterprises                   President, ServiceWare, Inc.


6/3/95                                       6/3/95
________________________________             ____________________________
Date                                         Date


                                             CORPORATE SEAL

No. 36 C COMMERCIAL LEASE
(C) 1988 P.O. Naly Co. Fgh, PA 15219

                                COMMERCIAL LEASE

MADE this 1st day of August 1996, by and between

hereinafter called "LESSOR" and


                                                    hereinafter called "TENANT."

1. DEMISE AND TERM: LESSOR, hereby leases to TENANT for the term of NINE YEARS & NINE MONTHS on the 1st day of August, 1996, and ending the 31st day of MARCH 2006 (the "TERM") the following described premises in its present condition:

     INDOOR PARKING GARAGE - PHASE I. LOCATED AT THE CORNER OF ALLEGHENY AVE AND WASHINGTON AVE WITH PROVISIONS FOR TWO (2) HANDICAP SPACES AND AN ADDITIONAL SIXTEEN (16) PARKING SPACES FOR A TOTAL OF EIGHTEEN PARKING SPACES.

(the "PREMISES"), TENANT also has a nonexclusive license for the benefit of TENANT, its employees, agents and invitees for access to and from the leased premises through the building and over property of LESSOR appurtenant thereto, and to use those parts of the building designated by LESSOR for use by TENANTS including but not limited to toilet rooms, elevators and unrestricted parking areas, if any.

2. RENEWAL: TENANT, if not in default under this lease, may extend the Term of this lease by written notice to the LESSOR received no later than three months before the expiration of the previous Term, for an additional period of FIVE year(s) at the renewal Rent stated below, under the terms of this same lease.

3. RENT: The TENANT covenants to pay as Rent the total sum of TWO HUNDRED AND THIRTY-TWO THOUSAND Dollars ($232,000.00), payable in installments of TWO THOUSAND Dollars $(2,000.00) per month, in advance without demand on or before the first day of each month, at the office of the LESSOR. In the event of renewal of this lease, monthly rent for FIVE year(s) will be ONE HUNDRED AND EIGHTY THOUSAND Dollars ($180,000.00) annually, payable in installments of THREE THOUSAND Dollars ($3,000.00) per month without demand in advance on or before the first day of each month.

     The TENANT shall pay all Rent when due and payable, without any setoff, deduction or prior demand therefor whatsoever. Any payment by TENANT or acceptance by LESSOR of a lessor amount than shall be due from TENANT to LESSOR shall be treated as payment on account. The acceptance by LESSOR of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and LESSOR may accept such check without prejudice to any other rights or remedies which LESSOR may have against TENANT.

     The TENANT waives to the LESSOR the benefit of all laws now or hereafter in force, in this State or elsewhere exempting property from liability for rent or for debt, including but not limited to Act No. 20 approved April 6, 1951, entitled "The Landlord And Tenant Act of 1951."

4. LATE CHARGES: Any provision of this lease to the contrary notwithstanding, TENANT shall pay a late charge in the amount of FIVE percent (.5%) of the outstanding delinquent balance for any payment of Rent or Additional Rent not made within ten (10) days after the due date thereof to cover the extra expense involved in handling late payments. This charge is in addition to any other rights or remedies of the LESSOR.

5. ADDITIONAL RENT: TENANT shall pay as additional rental for the PREMISES, all gas and electricity used thereon, all garbage collection charges, all sanitary sewer charges or assessments, and all water rents assessed on the premises whether by meter rate or flat rate as due. On failure of TENANT to pay the same when due, LESSOR shall enforce payment thereof in the same manner as rent in arrears. ALL UTILITIES TO BE PAID BY LESSEE.

6. CONDITION OF PREMISES; USE OF PREMISES: The TENANT hereby agrees to maintain and keep the PREMISES during the term of this lease in good repair, including but not limited to water pipes, their connections and all plumbing fixtures. The TENANT also agrees to keep the PREMISES, including the common areas of the building, property of the LESSOR appurtenant thereto, and sidewalks free of rubbish, and in such condition as the Board of Health may require. TENANT further agrees to keep all sidewalks free from snow and ice.

     All repairs, except those specific repairs set forth below which are the responsibility of the LESSOR, shall be made by the TENANT at its own expense. If the LESSOR pays for the same or any part thereof, it will be Additional Rent payable forthwith.

     TENANT further agrees not to make any alterations or improvements to the PREMISES without the consent of LESSOR, or to remove any additions or improvements whether made by the LESSOR or TENANT, nor to post bills or erect billboards or signs, without the written consent of the LESSOR, under penalty of instant forfeiture of the lease and the terms hereof.

     The TENANT convenants to use the PREMISES only for parking of vehicles and to surrender the same in as good order as they now are, reasonable wear and tear and accidents by fire alone expected.

     The LESSOR shall be responsible for making only the following repairs:

     (1) repairs to any sprinkler system or heating, ventilating or air-conditioning system serving the PREMISES, by LESSEE.

     (2) structural repairs to exterior walls, structural columns and structural floors which collectively enclose the PREMISES (excluding, however, storefronts) and the roof over the PREMISES; provided TENANT shall give LESSOR notice of the necessity for such repairs and that such repairs did not arise from not were they caused by the negligence or willfull acts of TENANT, its agents, concessionaires, officers, employees, licensees, invitees, or contractors.

7. ASSIGNMENTS AND SUB-LETTING: The TENANT hereby agrees not to assign this lease voluntarily or involuntarily, not to sub-let the premises or any part thereof, without the written consent of the LESSOR, under penalty of instant forfeiture of this lease.

8. COMPLIANCE WITH PUBLIC LAWS: The TENANT further agrees to perform, fully obey and comply with all ordinances, rules, regulations and laws of all public authorities, beards and officers relating to said premises, or any part thereof, for any purpose or use in violation of any law, statute or ordinance, whether federal, state or municipal, during the term of said lease or any renewal thereof.

9. TERMINATION: VACATING THE PREMISES: This lease shall terminate at the end of the Term or any renewal thereof without the necessity of any notice from either LESSOR or TENANT to terminate the same, and TENANT hereby expressly waives all right to any notice which may be required under any laws now or hereinafter enacted and in force in Pennsylvania, including The Landlord And Tenant Act of 1961, Act of April 6, 1951, as amended. TENANT convenants and agrees to give up quiet and peaceful possession without further notice from said Lessor or Agent.

10. SECURITY DEPOSIT: The TENANT, contemporaneously with the first Rent installment, agrees to deposit with the LESSOR -0- Dollars ($-0-) which sum shall be held by the Lessor, without liability for interest, as security for the full faith and performance by Tenant of all of the terms, covenants and conditions of this lease by said Tenant to be kept and performed during the Term or any renewal thereof.

     If Rent becomes overdue and is unpaid, or any other sum payable by the TENANT to the LESSOR shall be overdue and unpaid, then the LESSOR may at its discretion, appropriate and apply any portion of the deposit to the payment of such sum. It is also within the LESSOR'S discretion to use such deposit to compensate for loss or damage suffered or sustained by LESSOR due to a failure of the TENANT to keep and perform any of the other terms, covenants and conditions of this lease. Should the entire deposit, or any portion thereof, be applied by LESSOR for the above stated purposes, then TENANT shall remit a sufficient amount in cash to restore said security to the original sum deposited. Failure to do so within 10 days of the LESSOR'S written demand will result in breach.

     Should TENANT comply with all of the terms of this lease, the deposit will be returned to TENANT in full within 30 days of the expiration of the term.

11. DISTRAINT: As additional security, TENANT acknowledges the LESSOR'S right to distrain, hold and sell with due legal notice all property on or to be brought on the premises in order to satisfy unpaid Rent, expenses, and Additional Rent. Any attempt by TENANT to remove said property while rents remain overdue will be deemed fraudulent and will result in the acceleration of rent, thereby causing all rent for the entire term to become due and payable. All goods so removed may be followed for 80 days and seized for the collection of unpaid amounts.

12. DEFAULT: BREACH: It is further agreed that if the said TENANT shall default in the payment of any installment of Rent or Additional Rent; or shall remove or attempt or express or declare an intention to remove any of the goods and chattals from the premises, or should an execution be issued against the TENANT, bankruptcy proceeding be begun by or against said TENANT, or an assignment be made by TENANT for the benefit of creditors, or a receiver appointed for TENANT, then and in such case the entire Rent to the balance of the said Term shall become immediately due and payable. In case of such assignment, bankruptcy proceedings, appointment of a receiver, or of a sale on legal process of TENANT'S goods, LESSOR shall have the right to demand and receive the Rent for the balance of the Term, or renewal term which shall be first paid out of the proceeds of such assignment, bankruptcy or receiver's proceedings or sale on legal process, any law, usage or custom to the contrary notwithstanding.

15. LESSOR NOT LIABLE FOR INJURY OR DAMAGE TO PERSONS OR PROPERTY: The LESSOR shall not be liable for any injury or damage to any person or to any property at any time on said PREMISES or building from any cause whatever that may at any time exist from the use or condition of the PREMISES or building from any cause, during the Term or any renewal thereof.

16. INCREASED TAXES: In the event the taxes, including those imposed by any municipality, County, or School District, levied and assessed against the real estate of which the PREMISES are a part are increased beyond that imposed for the year 1996, whether occasioned by an increase in mileage or an increase in assessment or otherwise, the TENANT shall pay as Additional Rent its proportionate share of the increased taxes during the Term of this lease or any renewal thereof.

17. EXCLUSIVITY OF LESSOR'S REMEDIES: The receipt of rent after default, or after judgment or after execution, shall not deprive the LESSOR of other actions against the Tenant for possession or for rent or for damages, and all such remedies are non-exclusive and can be exercised concurrently or separately as LESSOR desires. The LESSOR may use the remedies herein given or those prescribed by law, or both, and the LESSOR or Agent may enter at will to inspect the premises, to take or send persons on said property, seeking to rent or purchase, make repairs or improvements and post notices of "To Let" and "For Sale."

18. SUCCESSORS AND ASSIGNS: All rights and liabilities herein given to or imposed upon either of the parties hereto, shall extend to the heirs, executors, administrators, successors and assigns of such party.

19. CONDEMNATION CLAUSE: In the event that all or a part of the PREMISES is taken by eminent domain or conveyed in lieu thereof. If the leased PREMISES cannot reasonably be used by TENANT for their intended purpose, then this lease will terminate effective as of the date that the condemning authority shall take possession of the same.

20. TENANT'S WAIVER OF DAMAGES AND EXCEPTIONS: TENANT hereby waives all claims against LESSOR by reason of a taking of the PREMISES and assigns to LESSOR any rights and damages to which TENANT might otherwise be entitled for condemnation of the leasehold estate created by this lease; except that TENANT shall be entitled to make any claim against the condemning authority for relocation damages, damages for tenant improvements and any other payments lawfully due tenants as such, without diminution of the sums due LESSOR.

21. FIRE CLAUSE: The TENANT hereby agrees to notify LESSOR of any damages to the leased PREMISES by fire or other hazard and also of any dangerous or hazardous condition within the leased PREMISES immediately upon the occurrence of such fire or other hazard or discovery of such condition.

     Upon occurrence of a fire, repairs shall be made by LESSOR as soon as reasonably may be done unless the costs of repairing the PREMISES exceed 25% of the replacement cost of the building in which case the LESSOR may, at its option, terminate this lease by giving TENANT written notice of termination with forty-five (45) days of the date of the occurrence.

      If the LESSOR does not terminate this Lease pursuant to the paragraph above, then LESSOR has forty-five (45) days after the date of occurrence to give written notice to TENANT setting forth its unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and the LESSOR'S best good faith estimate of the date of completion of the same.

      If the LESSOR fails to give such notice, or if the date of completion is more than 30 days after the date of occurrence, then the TENANT may, at its option, terminate this lease and the LESSOR will be obliged to refund to the TENANT any rent allocable to the period subsequent to the date of the fire.

22. WAIVER OF NONPERFORMANCE: Failure of the LESSOR to exercise any of its rights under this lease upon nonperformance by the TENANT of any condition, covenant or provision herein contained shall not be considered a waiver thereof, nor shall any waiver of nonperformance of any such condition, covenant or provision by the LESSOR be construed as a waiver of the rights of the LESSOR as to any subsequent defective performance or nonperformance hereunder.

23. PAROL EVIDENCE CLAUSE: This instrument constitutes the final, fully integrated expression of the agreement between the LESSOR and the TENANT. As such, it cannot be modified or amended in any way except in writing signed by the LESSOR and TENANT.

24. SUBORDINATION: This lease is subordinate to the lien of all present or future mortgages which affect the leased PREMISES and to all renewals, modifications, replacements and extensions thereof. This clause shall be self-operative but in any event TENANT hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that LESSOR may request in furtherance hereof; provided, however, that in the event of foreclosure of any such mortgage or modification TENANT shall attorn to the purchaser in foreclosure or who shall be named in any deed in lieu of foreclosure and shall recognize such purchaser as the LESSOR under this lease; and provided, further, that so long as TENANT is not in default hereunder, this lease shall remain in full force and effect.

25. SEVERABILITY CLAUSE: If any term, covenant, condition, or provision of this lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

26. PENNSYLVANIA LAW TO APPLY: This lease shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania.

In Witness Whereof, the undersigned LESSOR and TENANT hereto execute this lease as of the day and date first above written.

                                           Sibro Enterprises       (LESSOR)
------------------------           ----------------------------------------
                                   By      Vincent Suiliani
------------------------           ----------------------------------------
                                   Title   Partner
                                   ----------------------------------------
                                                                   (LESSEE)
------------------------           ----------------------------------------
                                             Jeff Pepper           (LESSEE)
------------------------           ----------------------------------------
                                   By      ServiceWare Inc.
------------------------           ----------------------------------------
                                   Title   President
------------------------           ----------------------------------------


LEASE

               From

               To

Rent $         per

Payable

Expire

Assigned to

Reserved to

Renewal to

Reserved to


P.Onaly Co., 427 Fourth Ave., Pgh., PA 15218

                             [ELECTRICAL SCHEMATIC]

                               ADDENDUM TO LEASE

                                    BETWEEN

                               SIBRO ENTERPRISES
                           BY V-J CORPORATION, AGENT

                                      AND

                           SERVICEWARE, INCORPORATED

The provisions of this Addendum shall be attached to, incorporated fully therein, and made a part of the Lease between SIBRO Enterprises, Lessor, by V-J CORPORATION, AGENT, and ServiceWare, Incorporated, dated May 31, 1995.

Demise and Term: Lessor, hereby leases to Tenant for the term of nine years and five months commencing on the first day of November, 1996 and ending on the 31st day of March, 2006 (the term) the following described premises in its proposed condition:

     New three story office building located at 333 Allegheny Avenue known as Phase II and presently under construction. The leased space referenced more specifically by this Addendum is the Third Floor representing 4,860 SF, more or less, the Second Floor representing 4,860 SF, more or less and the Garage Level representing 4,860 SF more or less.

     ServiceWare will have first option to lease all available space on First Floor.

Rent Schedule for leased space in Phase II Building shall be as follows:

                                          Monthly
                                          -------
1) 11/1/96 - 4/30/97                      7,403.00*
2)  5/1/97 - 3/31/98                     13,325.00
3)  4/1/98 - 3/31/01                     14,756.00
4)  4/1/01 - 3/31/06                     18,865.00
5)  4/1/06 - 3/31/011 (5 year option)    22,353.00

*Reflects six months free rent for Second Floor.


NOTE: All other terms and conditions of existing Lease dated May 31, 1995 shall remain in effect and this Addendum shall become an integral part of existing Lease.


The parties hereto enter into this Addendum with the intent to be legally bound hereby, this 27th day of September, 1996.


Signed in the presence of:              LESSOR:

                                        BY V-J CORPORATION, AGENT

/s/ [Illegible]                         BY SIBRO ENTERPRISES
--------------------------                 ----------------------------------
                                        BY /s/ Vincent J. Siciliano
--------------------------                 ----------------------------------

                                        TENANT:
/s/ Molyane W. Gillespie                BY /s/ Jeff Pepper
--------------------------                 ----------------------------------
                                        BY ServiceWare, Inc.
--------------------------                 ----------------------------------